UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023
AGILITI, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11095 Viking Drive, Suite 300
Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)
(952) 893-3200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 4, 2023, the Company held its annual meeting of shareholders (the “Annual Meeting”). At the close of business on March 13, 2023, the record date of the Annual Meeting, the Company had 133,792,048 shares of common stock outstanding. The holders of 131,952,797 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.
Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting. Each proposal is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2023 (the “Proxy Statement”).
Proposal No. 1: Election of directors.
The Company’s shareholders elected the following nominees for director to serve as Class II directors for a term expiring in 2026 or until their successors shall have been elected. The results of the vote were as follows:

Nominee	FOR	WITHHELD	BROKER NON-VOTE
Dr. Gary L. Gottlieb	114,005,517	16,024,204	1,923,076
Darren M. Friedman	114,665,067	15,364,654	1,923,076
Scott M. Sperling	112,685,902	17,343,819	1,923,076
Proposal No. 2: Proposal to ratify of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
The Company’s shareholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The proposal received the following votes:

FOR	AGAINST	ABSTAIN
126,563,600	5,383,135	6,062
Proposal No. 3: Proposal to approve, on a non-binding advisory basis, Agiliti’s executive compensation as disclosed in the Proxy Statement (the “say-on-pay” vote).
The Company’s shareholders approved, on a non-binding advisory basis, Agiliti’s executive compensation as disclosed in the Proxy Statement. The proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
127,065,733	2,957,297	6,691	1,923,076

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 5, 2023

AGILITI, INC.

By:	/s/ James B. Pekarek
Name:	James B. Pekarek
Title:	Executive Vice President and Chief Financial Officer